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                                                                      EX-99.B11


                        Consent of Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information and to the use of our report dated February 9, 1996 in the Post-Effective Amendment No. 18 to the Registration Statement (Form N-1A) (No. 33-14363) of Delaware Group Premium Funds, Inc.


                                                /s/ ERNST & YOUNG LLP
                                                -------------------------
                                                    ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 23, 1996